UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 24, 2025
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
3.75% Senior Notes due 2034	AVY34	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Avery Dennison Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders in a virtual-only format on April 24, 2025.

(b) At the meeting, a total of 71,482,309 shares of the Company’s common stock, representing 90.5% of the 78,965,996 shares outstanding and eligible to vote as of the February 24, 2025 record date for the meeting established by the Company’s Board of Directors (the “Board”) were represented in person or by proxy, constituting a quorum. The Company’s stockholders (i) elected Bradley Alford, Mitchell Butier, Ward Dickson, Andres Lopez, Maria Fernanda Mejia, Francesca Reverberi, Patrick Siewert, Deon Stander and William Wagner to the Board for a one-year term; (ii) approved, on an advisory basis, the Company’s executive compensation; (iii) ratified the appointment of PwC as the Company’s independent registered public accounting firm for fiscal year 2025; and (iv) did not approve a stockholder proposal for a stockholder approval requirement for excessive golden parachutes.

The final results of the voting for the nine director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 7, 2025 (the “2025 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	62,460,080	4,477,364	142,402	4,402,463
Mitchell Butier	65,178,803	1,838,389	62,654	4,402,463
Ward Dickson	65,571,326	1,443,280	65,240	4,402,463
Andres Lopez	65,907,334	1,104,136	68,376	4,402,463
Maria Fernanda Mejia	66,439,892	572,933	67,021	4,402,463
Francesca Reverberi	66,292,247	723,525	64,074	4,402,463
Patrick Siewert	61,762,799	4,464,159	852,888	4,402,463
Deon Stander	65,818,915	1,189,852	71,079	4,402,463
William Wagner	58,894,052	7,948,139	237,655	4,402,463

The final results of the voting for proposals 2, 3 and 4 described in the 2025 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	63,308,259	3,317,363	454,224	4,402,463
Ratification of appointment of PwC as the Company’s independent registered public accounting firm for fiscal year 2025	66,267,638	5,146,777	67,894	—
Vote on a stockholder proposal for a stockholder approval requirement for excessive golden parachutes	4,085,131	62,841,981	152,734	4,402,463

Section 8 — Other Events

Item 8.01 Other Events.

On April 24, 2025, the Board authorized the repurchase of additional shares of the Company’s common stock with a fair market value of up to $750 million (excluding any fees, commissions or other expenses related to such purchases and in addition to any amount outstanding under any previous Board authorization).

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 28, 2025	By:	/s/ Deon M. Stander
Name: Deon M. Stander
Title: President and Chief Executive Officer